UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 15, 2008
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East West Bancorp, Inc.
Current Report of Form 8-K

Item 2.02. Results of Operations and Financial Condition.

On April 15, 2008, East West Bancorp, Inc. announced via press release its results of operations for the quarter and year ended March 31, 2008. A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers
(a) Not Applicable
(b) Departure of Principal Officers
    Ms. Julia Gouw will retire as an officer of the Company at the end of 2008. Until her retirement date, she will hold the role of Chief Risk Officer.
(c) Appointment of Principal Officers
     Mr. Thomas J. Tolda will assume the role of Chief Financial Officer effective April 31, 2008.

On April 15, 2008, East West Bancorp, Inc. announced via press release the appointment of Thomas J. Tolda as Chief Financial Officer and Julia S. Gouw as Vice Chairman, Chief Risk Officer. A copy of the related press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable
(b) Not Applicable
(c) Exhibits
    99.1     Exhibit 99.1 Press Release, dated April 15, 2008, issued by East West Bancorp, Inc.
     99.1     Exhibit 99.2 Press Release, dated April 15, 2008, issued by East West Bancorp, Inc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008

EAST WEST BANCORP, INC.
By:	/s/ Julia Gouw
Julia Gouw Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2	Exhibit 99.1 Press Release, dated April 15, 2008, issued by East West Bancorp, Inc. Exhibit 99.2 Press Release, dated April 15, 2008, issued by East West Bancorp, Inc.